UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 1, 2010

PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	001- 04311	11-1541330
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

25 Harbor Park Drive, Port Washington, NY		11050
(Address of principal executive offices)		(Zip Code)
(516) 484-3600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 1, 2010, Pall Corporation (the “Registrant”) filed a Certificate of Change to its Restated Certificate of Incorporation (the “Certificate of Change”) with the New York Secretary of State. The Certificate of Change amends paragraph 5 of the Restated Certificate of Incorporation to provide that the office of the Registrant shall be located in Nassau County. The Certificate of Change also amends the post office address to which the Secretary of State shall mail a copy of any process against the Registrant from 2200 Northern Boulevard, East Hills, New York 11548 to 25 Harbor Park Drive, Port Washington, New York 11050. A copy of the Certificate of Change is attached to this Form 8-K as Exhibit 3.1. The Executive Committee of the Registrant’s Board of Director approved the changes pursuant to the New York Business Corporation Law and the Registrant’s By-Laws.

ITEM 9.01 Financial Statements and Exhibits.

      (d) Exhibits.

3.1	Certificate of Change of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pall Corporation

/s/ Francis Moschella
September 7, 2010	Francis Moschella
Vice President – Corporate Controller
Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
3.01	Certificate of Change of the Registrant